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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2003

                        Financial Asset Securities Corp.

                        (as depositor under an Indenture,
          dated as of December 16, 2003, providing for the issuance of
                       Asset Backed Notes, Series 2004-2)

                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                           333-111379                 06-1442101
 ----------------------------------                           ----------                 --------------------------
(State or Other Jurisdiction                                  (Commission                (I.R.S. Employer
of Incorporation)                                             File Number)               Identification Number)

600 Steamboat Road,
Greenwich, Connecticut                                                          06830
---------------------------------------------------------                -------------------
(Address of Principal Executive Offices)                                     (Zip Code)

Registrant's telephone number, including area code:  (203) 625-2700
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "SEC") on March 15, 2004; SEC File No. 1-10777); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2004 and for the periods ended March 31, 2004 and March 31, 2003, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2004 (which was filed with the SEC on May 10, 2004); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2004 and for the three and six month periods ended June 30, 2004 and June 30, 2003, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2004 (which was filed with the SEC on August 9, 2004); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2004 and for the three and nine month periods ended September 30, 2004 and September 30, 2003, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2004 (which was filed with the SEC on November 9, 2004); and the Current Reports on Form 8-K filed with the SEC on April 22, 2004, July 22, 2004, August 20, 2004, October 20, 2004 and November 12, 2004, as they relate to Ambac Assurance Corporation are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statements (No. 333-111379) of the Registrant; and Prospectus Supplement relating to Home Loan Mortgage Loan Trust, Series 2004-2, and shall be deemed to be part hereof and thereof.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No. Description

23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.




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




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            FINANCIAL ASSET SECURITIES CORP.

                                            By: /s/ Frank Skibo
                                               -----------------------------
                                            Name:   Frank Skibo
                                            Title:  Managing Director

                                            Dated: December 13, 2004

                                  EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-111379) of Financial Asset Securities Corp. (the "Registrant"), and in the Prospectus Supplement of the Registrant relating to Home Loan Mortgage Loan Trust, Series 2004-2 (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated December 13, 2004 of our report dated February 27, 2004 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 15, 2004, and to the reference to our firm under the heading "Experts" in the Prospectus Supplement. Our report refers to changes, in 2003, in Ambac Assurance Corporation's methods of accounting for variable interest entities and stock-based compensation.

/s/ KPMG LLP
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KPMG LLP
New York, New York
December 13, 2004